UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2004

METRO ONE TELECOMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-27024	93-0995165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11200 Murray Scholls Place, Beaverton, Oregon		97007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 643-9500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated July 30, 2004

Item 12.                                                    Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Metro One Telecommunications, Inc., dated July 30, 2004, reporting the financial results of Metro One Telecommunications, Inc. for the second quarter and six months ended June 30, 2004.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Metro One Telecommunications, Inc. under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2004

Metro One Telecommunications, Inc.

	By:	/s/ Duane C. Fromhart
Duane C. Fromhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 30, 2004